                                                                  EXHIBIT 10.3
                               ESCROW AGREEMENT

      THIS ESCROW  AGREEMENT  (this  "Agreement")  is made and entered into as
                                      ---------
of June 12,  2001,  by MEDIX  RESOURCES  INC.,  a  Colorado  corporation  (the
"Company");  CORNELL CAPITAL  PARTNERS,  L.P., a Delaware limited  partnership
--------
and DUTCHESS  PRIVATE  EQUITIES,  FUND,  L.P. a Delaware  limited  partnership
(the  "Investors");  BUTLER  GONZALEZ LLP,  Cornell Capital  Partners,  L.P.'s
       ---------
counsel (the "Investors  Counsel");  and FIRST UNION NATIONAL BANK, a national
              ------------------
banking association, as Escrow Agent hereunder (the "Escrow Agent").
                                                     ------------

                                  BACKGROUND
                                  ----------

            WHEREAS,  the  Company  and the  Investors  have  entered  into an
Equity Line of (the "Equity Line of Credit  Agreement"),  dated as of the date
                     --------------------------------
hereof,  pursuant to which the Company  proposes to sell the Company's  Common
Stock,  $0.00 par value per share (the "Common  Stock"),  at a price per share
                                        -------------
equal to the  Purchase  Price,  as that term is defined in the Equity  Line of
Credit  Agreement,  for an aggregate  price of up to  $10,000,000.  The Equity
Line of Credit  Agreement  provides  that on each Advance  Date the  Investors shall  deposit the Advance  pursuant  to the  Advance  Notice in a  segregated escrow  account  to be held by Escrow  Agent  and the  Company  shall  deposit shares  of the  Company's  Common  Stock,  which  shall  be  purchased  by the
Investors  as set  forth in the  Equity  Line of  Credit  Agreement,  with the
Investors  Counsel,  in order to effectuate a  disbursement  to the Company of the Advance by the Escrow  Agent and a  disbursement  to the  Investors of the shares of the Company's  Common Stock by Investors  Counsel at a closing to be held as set forth in the Equity Line of Credit Agreement (the "Closing").
                                                               -------

            WHEREAS,  Escrow  Agent has agreed to accept,  hold,  and disburse the funds deposited with it in accordance with the terms of this Agreement.

            WHEREAS, Investors Counsel has agreed to accept, hold, and disburse the shares of the Company's Common Stock which have been deposited with it in accordance with the terms of this Agreement.

            WHEREAS,  in order to establish  the escrow of funds and shares to effect
the  provisions  of the Equity Line of Credit  Agreement,  the parties  hereto have entered into this Agreement.

      NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

1.  Definitions. The following terms shall have the following meanings when
    ------------
used herein:

      a.  "Escrow  Funds"  shall mean the  Advance  funds  deposited  with the
           -------------
Escrow Agent pursuant to this Agreement.

      b. "Joint Written  Direction"  shall mean a written  direction  executed
          ------------------------
by the Investors and the Company  directing  Escrow Agent to disburse all or a portion  of the  Escrow  Funds or to take or  refrain  from  taking any action pursuant to this Agreement.

      c.    "Common  Stock  Joint  Written  Direction"  shall  mean a  written
             ----------------------------------------
direction  executed  by the  Investors  and the  Company  directing  Investors
Counsel to  disburse  all or a portion of the shares of the  Company's  Common
Stock or to refrain from taking any action pursuant to this Agreement.

2.    Appointment of and Acceptance by Escrow Agent and Investors's Counsel.
      ----------------------------------------------------------------------

A.    The Investors and the Company hereby appoint Escrow Agent to serve as
Escrow Agent  hereunder.  Escrow Agent hereby  accepts such  appointment  and, upon receipt by wire transfer of the Escrow Funds in  accordance  with Section
3 below,  agrees to hold,  invest and disburse the Escrow Funds in  accordance with this Agreement.

      B. The Investors and the Company  hereby  appoint  Investors  Counsel to serve
as the holder of the  shares of the  Company's  Common  Stock  which  shall be
purchased  by  the   Investors.   Investors   Counsel   hereby   accepts  such
appointment  and,  upon  receipt  via  D.W.A.C of the shares of the  Company's
Common Stock in accordance  with Section 3 below,  agrees to hold and disburse the shares of the Company's Common Stock in accordance with this Agreement.

3.    Creation of Escrow Account/Common Stock Account.
      -------------------------------------------------

      A. On or prior to the date of this  Agreement  the  Escrow  Agent  shall establish an
escrow account for the deposit of the Escrow Funds entitled as follows:  Medix
Resources  Inc./Cornell  Capital  Partners L.P. The Investors  will wire funds to the account of the Escrow Agent as follows:

Bank:                                 First Union National Bank of New
                                      Jersey
Routing #:                            031201467

Account #:                            2020000659170

Name on Account:                      Butler Gonzalez LLP/First Union as
                                      Escrow Agent

Name on Sub-Account:                  Medix Resources Inc./Cornell
                                      Capital Partners, L.P.  Escrow
                                      account

Reference Sub-Account #:              1530-01

Attn:                                 Robert Mercado (732) 452-3005

                                      Carmela Agugliaro (732) 452-3005

Note:                                 Only   wire   transfers   shall   be
                                      accepted.

B. On or prior to the date of this Agreement Investors Counsel shall establish an account for the D.W.A.C. of the shares of Common Stock entitled
as follows: Medix Resources Inc.   The Company will D.W.A.C. shares of the
Company's Common Stock to the account of Investors Counsel as follows:

Brokerage Firm:                       The May Davis Group, Inc.

Clearing Firm:                        Dain Rouscher

Account #:                            12H7-16679688

DTC #:                                0235

Name on Account:                      Butler Gonzalez LLP

      4. Deposits  into the Escrow  Account.  The  Investors  agrees that they
         -------------------------------------
shall  promptly  deliver all monies for the payment of the Common Stock to the
Escrow Agent for deposit in the Escrow Account.

      5. Disbursements from the Escrow Account.
         ---------------------------------------

      (a)  At  such  time  as  Escrow  Agent  has   collected   and  deposited
instruments  of payment in the total  amount of the Advance and the  Investors counsel,  Investors  Counsel,  has received such Common Stock via D.W.A.C from the  Company  which are to be issued to the  Investors  pursuant to the Equity
Line of Credit  Agreement,  Investors Counsel shall notify the Company and the
Investors.  The  Escrow  Agent  will  continue  to hold such  funds  until the
Investors  and  Company   execute  and  deliver  a  Joint  Written   Direction
directing  the Escrow  Agent to disburse  the Escrow  Funds  pursuant to Joint
Written  Direction  at which time the Escrow Agent shall wire the Escrow Funds to the  Company.  In  disbursing  such funds,  Escrow Agent is  authorized  to rely upon such  Joint  Written  Direction  from  Company  and may  accept  any signatory  from the Company listed on the signature page to this Agreement and any  signature  from the  Investors  that  Escrow  Agent  already has on file.
Simultaneous  with  delivery of the executed  Joint  Written  Direction to the
Escrow  Agent the  Investors  and Company  shall  execute and deliver a Common
Stock  Joint  Written  Direction  to  Investors  Counsel  directing  Investors
Counsel to release via D.W.A.C to the  Investors  the shares of the  Company's
Common Stock.  In releasing such shares of Common Stock  Investors  Counsel is authorized  to rely  upon such  Common  Stock  Joint  Written  Direction  from
Company and may accept any signatory  from the Company listed on the signature page to this  Agreement  and any signature  from the Investors  Counsel has on file.

In the event the Escrow Agent does not receive the amount of the Advance from the Investors, the Escrow Agent shall notify the Company and the
Investors.  In the event Investors Counsel does not receive the shares of
Common Stock to be purchased by the Investors Counsel shall notify the
Company and the Investors.

            In the event  that the Escrow  Agent is  advised by the  Investors
Counsel  Investors  Counsel that the Common Stock has not been  received  from the  Company,  in no event will the Escrow  Funds be  released  to the Company until such shares are received by the Investors 's Counsel.

      6. Collection Procedure. The Escrow Agent is hereby authorized to
         --------------------
forward each wire for collection and, upon collection of the proceeds of each wire deposit the collected proceeds in the Escrow Account.

      Any wires  returned  unpaid to the Escrow Agent shall be returned to the
Investors.  In such cases,  the Escrow Agent will promptly  notify the Company of such return.

7.    Suspension of Performance: Disbursement Into Court.
      --------------------------------------------------

A. Escrow Agent.  If at any time,  there shall  exist any dispute  between the
   ------------
Company  and the  Investors  with  respect to holding  or  disposition  of any portion  of the  Escrow  Funds  or  any  other  obligations  of  Escrow  Agent hereunder,  or if at any time Escrow Agent is unable to  determine,  to Escrow
Agent's  sole  satisfaction,  the  proper  disposition  of any  portion of the
Escrow Funds or Escrow Agent's proper actions with respect to its  obligations hereunder,  or if  the  parties  have  not  within  thirty  (30)  days  of the furnishing  by Escrow Agent of a notice of  resignation  pursuant to Section 9 hereof,  appointed  a successor  Escrow  Agent to act  hereunder,  then Escrow
Agent  may,  in its sole  discretion,  take  either  or both of the  following actions:

           i. suspend the  performance  of any of its  obligations  (including without limitation any disbursement  obligations) under this Escrow
           Agreement  until such dispute or  uncertainty  shall be resolved to the sole  satisfaction of Escrow Agent or until a successor  Escrow
           Agent shall be appointed  (as the case may be);  provided  however,
           Escrow  Agent  shall   continue  to  invest  the  Escrow  Funds  in
           accordance with Section 8 hereof; and/or
           ii.  petition  (by  means of an  interpleader  action  or any other appropriate  method)  any court of  competent  jurisdiction  in any venue convenient to Escrow Agent, for instructions  with respect to such  dispute or  uncertainty,  and to the extent  required by law, pay into such  court,  for holding and  disposition  in  accordance with the  instructions  of such court,  all funds held by it in the
           Escrow  Funds,  after  deduction and payment to Escrow Agent of all fees and  expenses  (including  court  costs and  attorneys'  fees)
           payable  to,  incurred  by, or  expected  to be  incurred by Escrow
           Agent  in  connection  with  performance  of  its  duties  and  the exercise of its rights hereunder.

Escrow Agent shall have no liability to the  Company,  the  Investors,  or any person with respect to any such  suspension  of  performance  or  disbursement into court,  specifically  including any liability or claimed  liability  that may arise,  or be alleged to have  arisen,  out of or as a result of any delay in the  disbursement  of funds held in the  Escrow  Funds or any delay in with respect to any other action required or requested of Escrow Agent.

B. Investors  Counsel.  If at any time,  there shall exist any dispute between
   ------------------
the Company and the Investors  with respect to holding or  disposition  of any portion of the shares of Common  Stock or any other  obligations  of Investors
Counsel  hereunder,  or  if  at  any  time  Investors  Counsel  is  unable  to determine,  to Investors  Counsel's sole satisfaction,  the proper disposition of any portion of the shares of Common  Stock or  Investors  Counsel's  proper actions with respect to its  obligations  hereunder,  then  Investors  Counsel may, in its sole discretion, take either or both of the following actions:

           i. suspend the  performance  of any of its  obligations  (including without limitation any disbursement  obligations) under this Escrow
           Agreement  until such dispute or  uncertainty  shall be resolved to the sole  satisfaction  of  Investors  Counsel or until a successor shall be appointed (as the case may be); and/or
           ii.  petition  (by  means of an  interpleader  action  or any other appropriate  method)  any court of  competent  jurisdiction  in any venue  convenient  to  Investors  Counsel,  for  instructions  with respect to such dispute or uncertainty,  and to the extent required by law,  pay into  such  court,  for  holding  and  disposition  in accordance with the  instructions of such court,  all shares of the
           Company's  Common  Stock  funds  held by it,  after  deduction  and payment to Investors  Counsel of all fees and  expenses  (including court  costs and  attorneys'  fees)  payable  to,  incurred  by, or expected to be incurred by  Investors  Counsel in  connection  with performance of its duties and the exercise of its rights hereunder.

Investors  Counsel shall have no liability to the Company,  the Investors,  or any person with respect to any such  suspension of performance or disbursement into court,  specifically  including any liability or claimed  liability  that may arise,  or be alleged to have  arisen,  out of or as a result of any delay in the release of shares of the  Company's  Common  Stock or any delay in with respect to any other action required or requested of Butler Gonzalez, LLP.

      8.  Investment  of Escrow  Funds.  The Escrow  Agent  shall  deposit the
          ----------------------------
Escrow Funds in a non-interest bearing trust/attorney trust  account.

      If Escrow Agent has not received a Joint  Written  Direction at any time that an  investment  decision  must be made,  Escrow  Agent  shall  invest the
Escrow Fund, or such portion thereof,  as to which no Joint Written  Direction has been received,  in investments  described above. The foregoing investments
shall  be  made  by  the  Escrow  Agent.   Notwithstanding   anything  to  the
contrary contained,  Escrow Agent may, without notice to the parties,  sell or liquidate  any of  the  foregoing  investments  at any  time  if the  proceeds
thereof  are  required  for  any  release  of  funds   permitted  or  required
hereunder,  and Escrow Agent shall not be liable or responsible  for any loss, cost or penalty  resulting from any such sale or liquidation.  With respect to any funds  received by Escrow  Agent for deposit  into the Escrow  Funds after ten  o'clock,  a.m.,  New Jersey  time,  Escrow Agent shall not be required to invest such funds or to effect such investment  instruction until the next day upon which banks in New Jersey are open for business.

9.    Resignation  and Removal of Escrow  Agent.  Escrow Agent may resign from
      -----------------------------------------
the  performance  of its duties  hereunder  at any time by giving  thirty (30)
days' prior written  notice to the parties or may be removed,  with or without cause,  by  the  parties,  acting  jointly,  by  furnishing  a  Joint  Written
Direction to Escrow  Agent,  at any time by the giving of ten (10) days' prior written  notice  to  Escrow  Agent as  provided  herein  below.  Upon any such notice of resignation  or removal,  the  representatives  of the Investors and the Company  identified  in Sections  13a.(iv) and  13b.(iv),  below,  jointly shall appoint a successor Escrow Agent hereunder,  which shall be a commercial bank,  trust company or other financial  institution  with a combined  capital and surplus in excess of  $10,000,000.00.  Upon the  acceptance  in writing of any  appointment of Escrow Agent hereunder by a successor  Escrow Agent,  such successor  Escrow Agent shall thereupon  succeed to and become vested with all the rights,  powers,  privileges and duties of the retiring Escrow Agent,  and the retiring  Escrow Agent shall be discharged from its duties and obligations under this Escrow  Agreement,  but shall not be discharged  from any liability for actions taken as Escrow Agent  hereunder prior to such  succession.  After any retiring  Escrow Agent's  resignation  or removal,  the provisions of this
Escrow  Agreement  shall  inure  to its  benefit  as to any  actions  taken or omitted  to be taken  by it  while  it was  Escrow  Agent  under  this  Escrow
Agreement.  The retiring  Escrow Agent shall  transmit all records  pertaining to the Escrow  Funds and shall pay all funds held by it in the Escrow Funds to the  successor  Escrow  Agent,  after  making  copies of such  records  as the retiring  Escrow Agent deems  advisable and after deduction and payment to the retiring  Escrow  Agent of all fees and  expenses  (including  court costs and attorneys'  fees)  payable to,  incurred by, or expected to be incurred by the retiring  Escrow Agent in connection  with the  performance  of its duties and the exercise of its rights hereunder.

   10.  Liability of Escrow Agent.
        --------------------------

   a. Escrow Agent shall have no liability or  obligation  with respect to the
Escrow  Funds  except  for  Escrow   Agent's   willful   misconduct  or  gross
negligence.  Escrow Agent's sole responsibility  shall be for the safekeeping, investment,  and disbursement of the Escrow Funds in accordance with the terms of this  Agreement.  Escrow Agent shall have no implied  duties or obligations and shall not be charged with knowledge or notice or any fact or  circumstance
not   specifically   set  forth  herein.   Escrow  Agent  may  rely  upon  any
instrument, not only as to its due execution, validity and effectiveness,  but also as to the truth and accuracy of any information contained therein,  which
Escrow  Agent shall in good faith  believe to be genuine,  to have been signed or presented by the person or parties  purporting to sign the same and conform to the  provisions  of this  Agreement.  In no  event  shall  Escrow  Agent be liable for  incidental,  indirect,  special,  and  consequential  or  punitive damages.  Escrow  Agent  shall not be  obligated  to take any legal  action or commence any  proceeding in connection  with the Escrow Funds,  any account in which Escrow Funds are deposited,  this Agreement or the Equity Line of Credit
Agreement,  or to appear in,  prosecute  or defend  any such  legal  action or proceeding.  Escrow  Agent may  consult  legal  counsel  selected by it in any event of any dispute or question as to  construction  of any of the provisions hereof or of any other agreement or its duties  hereunder,  or relating to any dispute involving any party hereto,  and shall incur no liability and shall be fully  indemnified from any liability  whatsoever in acting in accordance with the opinion or  instructions  of such  counsel.  The Company and the Investors jointly and severally  shall promptly pay, upon demand,  the  reasonable  fees and expenses of any such counsel.

a.    The  Escrow  Agent is  hereby  authorized,  in its sole  discretion,  to comply with orders issued or process  entered by any court with respect to the
Escrow  Funds,  without  determination  by the  Escrow  Agent of such  court's jurisdiction  in the  matter.  If any  portion of the  Escrow  Funds is at any time attached,  garnished or levied upon under any court order, or in case the payment,  assignment,  transfer,  conveyance  or delivery of any such property shall be  stayed or  enjoined  by any  court  order,  or in any case any order judgment  or  decree  shall be made or  entered  by any court  affecting  such property or any part thereof,  then and in any such event, the Escrow Agent is authorized,  in its sole  discretion,  to rely upon and  comply  with any such order,  writ judgment or decree which it is advised by legal counsel  selected by it, is binding upon it,  without the need for appeal or other  action;  and if the Escrow Agent  complies with any such order,  writ,  judgment or decree, it shall not be liable to any of the parties  hereto or to any other person or entity by reason of such compliance  even though such order,  writ judgment or decree  may  be  subsequently  reversed,  modified,  annulled,  set  aside  or vacated.

   11.  Liability of Investors Counsel.
        -------------------------------

   a.  Notwithstanding  any  liability  attributable  to Investors  Counsel as counsel  to the  Investors,  Investors  Counsel  shall  have no  liability  or obligation  with  respect to the shares of the  Company's  Common Stock except for Investors  Counsel's  willful  misconduct or gross  negligence.  Investors
Counsel's sole responsibility  shall be for the safekeeping and release of the shares of the  Company's  Common  Stock in  accordance  with the terms of this
Agreement.  Investors  Counsel shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance  not
specifically   set  forth  herein.   Investors   Counsel  may  rely  upon  any
instrument, not only as to its due execution, validity and effectiveness,  but also as to the truth and accuracy of any information contained therein,  which
Investors  Counsel  shall in good faith  believe to be  genuine,  to have been signed or presented by the person or parties  purporting  to sign the same and conform to the  provisions  of this  Agreement.  In no event  shall  Investors
Counsel be liable for incidental,  indirect,  special,  and  consequential  or punitive  damages.  Investors Counsel shall not be obligated to take any legal action  or  commence  any  proceeding  in  connection  with the  shares of the
Company's  Common  Stock,  any  account  in which  shares of Common  Stock are deposited and this  Agreement,  or to appear in,  prosecute or defend any such legal  action or  proceeding.  Investors  Counsel  may consult  legal  counsel selected by it in any event of any dispute or question as to  construction  of any  of the  provisions  hereof  or of  any  other  agreement  or  its  duties hereunder,  or relating to any dispute  involving any party hereto,  and shall incur  no  liability  and  shall  be  fully  indemnified  from  any  liability whatsoever in acting in accordance  with the opinion or  instructions  of such counsel.  The Company and the Investors  jointly and severally  shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

b.    Investors  Counsel  is hereby  authorized,  in its sole  discretion,  to comply with orders issued or process  entered by any court with respect to the shares of the  Company's  Common  Stock,  without  determination  by Investors
Counsel of such  court's  jurisdiction  in the  matter.  If any portion of the shares of the Company's  Common Stock are at any time  attached,  garnished or levied  upon  under  any  court  order,  or in case the  payment,  assignment, transfer,  conveyance  or  delivery  of any such  property  shall be stayed or enjoined  by any  court  order,  or in any case any order  judgment  or decree shall be made or  entered by any court  affecting  such  property  or any part thereof,  then and in any such event, the Investors Counsel is authorized,  in its sole  discretion,  to rely  upon and  comply  with  any such  order,  writ judgment  or decree  which it is  advised  by legal  counsel  selected  by it, binding  upon it,  without  the  need  for  appeal  or  other  action;  and if
Investors Counsel complies with any such order,  writ,  judgment or decree, it shall  not be liable to any of the  parties  hereto or to any other  person or entity by reason of such compliance  even though such order,  writ judgment or decree  may  be  subsequently  reversed,  modified,  annulled,  set  aside  or vacated.

   12.  Indemnification  of Escrow Agent. From and at all times after the date
        --------------------------------
of this Agreement,  the parties  jointly and severally,  shall, to the fullest extent permitted by law and to the extent provided herein,  indemnify and hold harmless Escrow Agent and each director,  officer,  employee,  attorney, agent and  affiliate  of Escrow  Agent  (collectively,  the  "Indemnified  Parties")
                                                        --------------------
against any and all actions,  claims (whether or not valid), losses,  damages, liabilities,  costs and expenses of any kind or nature  whatsoever  (including without  limitation  reasonable  attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified  Parties from and after the date hereof, whether direct,  indirect or consequential,  as a result of or arising from or in any way relating to any claim,  demand, suit, action, or proceeding
(including  any inquiry or  investigation)  by any person,  including  without limitation  the parties to this  Agreement,  whether  threatened or initiated, asserting a claim for any legal or equitable  remedy  against any  Indemnified
Party  under any  statute or  regulation,  including,  but not limited to, any federal or state  securities  laws, or under any common law or equitable cause
or   otherwise,   arising  from  or  in  connection   with  the   negotiation,
preparation,   execution,  performance  or  failure  of  performance  of  this
Agreement  or any  transaction  contemplated  herein,  whether or not any such
Indemnified  Party is a party to any such  action or  proceeding,  suit or the target  of any such  inquiry  or  investigation;  provided,  however,  that no
Indemnified  Party  shall  have the  right  to be  indemnified  hereunder  for liability finally determined by a court of competent jurisdiction,  subject to no further  appeal,  to have  resulted  from the gross  negligence  or willful misconduct  of such  Indemnified  Party.  If any such action or claim shall be brought or asserted  against any Indemnified  Party,  such  Indemnified  Party shall promptly notify the Company and the Investors hereunder in writing,  and the  Investors  and the Company  shall assume the defense  thereof,  including the  employment of counsel and the payment of all expenses.  Such  Indemnified
Party  shall,  in its sole  discretion,  have the  right  to  employ  separate
counsel  (who  may  be  selected  by  such  Indemnified   Party  in  its  sole
discretion)  in any such action and to  participate  and to participate in the defense  thereof,  and the fees and expenses of such counsel  shall be paid by such Indemnified Party,  except that the Investors and/or the Company shall be required  to pay such fees and  expense if (a) the  Investors  or the  Company agree to pay such fees and expenses,  or (b) the Investors  and/or the Company shall fail to assume the defense of such action or  proceeding  or shall fail,
in  the  sole  discretion  of  such  Indemnified   Party,  to  employ  counsel
reasonably  satisfactory  to the  Indemnified  Party  in any  such  action  or proceeding,  (c) the  Investors  and the Company is the  plaintiff in any such action or proceeding or (d) the named or potential  parties to any such action or proceeding  (including  any  potentially  impleaded  parties)  include both
Indemnified  Party the Company  and/or the  Investors  and  Indemnified  Party
shall  have been  advised  by  counsel  that  there  may be one or more  legal defenses  available  to it which are  different  from or  additional  to those available  to the  Company or the  Investors.  The  Investors  and the Company
shall be jointly  and  severally  liable to pay fees and  expenses  of counsel pursuant to the preceding  sentence,  except that any  obligation to pay under clause  (a)  shall  apply  only to the  party so  agreeing.  All such fees and expenses  payable  by  the  Company  and/or  the  Investors  pursuant  to  the foregoing  sentence  shall  be paid  from  time to time as  incurred,  both in advance  of and after  the  final  disposition  of such  action or claim.  The obligations  of the parties under this section  shall survive any  termination of this  Agreement,  and  resignation  or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

   13.  Indemnification of Investors Counsel.  From and at all times after the
        ------------------------------------
date of this  Agreement,  the parties  jointly and  severally,  shall,  to the fullest extent permitted by law and to the extent provided  herein,  indemnify and hold  harmless  Investors  Counsel and each  partner,  director,  officer, employee,  attorney,  agent and affiliate of Investors Counsel  (collectively, the  "Indemnified  Parties")  against any and all actions,  claims (whether or not valid), losses,  damages,  liabilities,  costs and expenses of any kind or nature whatsoever  (including without limitation  reasonable  attorney's fees, costs and  expenses)  incurred by or asserted  against any of the  Indemnified
Parties  from  and  after  the  date  hereof,  whether  direct,   indirect  or
consequential,  as a result of or arising  from or in any way  relating to any
claim,  demand,  suit,  action,  or  proceeding   (including  any  inquiry  or
investigation)  by any person,  including  without  limitation  the parties to this  Agreement,  whether  threatened or initiated,  asserting a claim for any legal or equitable  remedy against any person under any statute or regulation, including,  but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise,  arising from or in connection with the  negotiation,  preparation,  execution,  performance  or  failure  of performance of this Agreement or any transaction  contemplated herein, whether or  not  any  such  Indemnified  Party  is a  party  to  any  such  action  or proceeding,  suit  or  the  target  of  any  such  inquiry  or  investigation;
provided,  however,  that no  Indemnified  Party  shall  have the  right to be
indemnified   hereunder  for  liability  finally  determined  by  a  court  of competent  jurisdiction,  subject to no further appeal,  to have resulted from the gross negligence or willful  misconduct of such Indemnified  Party. If any such  action or claim shall be brought or  asserted  against  any  Indemnified
Party,  such  Indemnified  Party  shall  promptly  notify the  Company and the
Investors  hereunder  in writing,  and the  Investors  and the  Company  shall assume the  defense  thereof,  including  the  employment  of counsel  and the
payment  of  all  expenses.   Such  Indemnified   Party  shall,  in  its  sole
discretion,  have the right to employ separate counsel (who may be selected by such  Indemnified  Party in its sole  discretion)  in any such  action  and to participate  and to  participate  in the  defense  thereof,  and the  fees and expenses of such counsel shall be paid by such Indemnified Party,  except that the  Investors  and/or  the  Company  shall be  required  to pay such fees and expense  if (a) the  Investors  or the  Company  agree  to pay  such  fees and expenses,  or (b) the  Investors  and/or the Company  shall fail to assume the defense of such action or proceeding or shall fail, in the sole  discretion of such  Indemnified  Party,  to employ counsel  reasonably  satisfactory  to the
Indemnified Party in any such action or proceeding,  (c) the Investors and the
Company is the  plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding  (including any potentially impleaded  parties)  include  both  Indemnified  Party the Company  and/or the
Investors and Indemnified  Party shall have been advised by counsel that there may be one or more legal defenses  available to it which are different from or additional to those  available to the Company or the Investors.  The Investors and the  Company  shall  be  jointly  and  severally  liable  to pay  fees and expenses  of counsel  pursuant  to the  preceding  sentence,  except  that any obligation  to  pay  under  clause  (a)  shall  apply  only  to the  party  so agreeing.  All such  fees and  expenses  payable  by the  Company  and/or  the
Investors  pursuant to the foregoing  sentence shall be paid from time to time as  incurred,  both in  advance  of and after the  final  disposition  of such action or claim.  The  obligations  of the parties  under this  section  shall survive any termination of this  Agreement,  and resignation or removal of the
Escrow Agent shall be independent of any obligation of Escrow Agent.

14.  Expenses of Escrow  Agent.  Except as set forth in Section 10 the Company
     -------------------------
shall  reimburse  Escrow  Agent  for  all  of  its  reasonable   out-of-pocket
expenses,  including attorneys' fees, travel expenses, telephone and facsimile transmission  costs,  postage  (including  express mail and overnight delivery
charges),   copying  charges  and  the  like.  All  of  the  compensation  and reimbursement  obligations  set forth in this Section  shall be payable by the
Company,  upon demand by Escrow Agent.  The  obligations  of the Company under this  Section  shall  survive  any  termination  of  this  Agreement  and  the resignation or removal of Escrow Agent.

15.   Warranties.
      ----------

      a.    Investors makes the following representations and warranties to
      Escrow Agent and the Investors Counsel :

            (i)   Investors  have full  power and  authority  to execute
            and  deliver  this  Escrow  Agreement  and  to  perform  its obligations hereunder.

            (ii)  This Escrow  Agreement  has been duly  approved by all necessary  corporate  action  of  Investors,  including  any necessary  shareholder  approval,  has been executed by duly
            authorized   officers  of  the  Investors,   enforceable  in
            accordance with its terms.

            (iii) The  execution,   delivery,  and  performance  of  the
            Investors  of this  Agreement  will  not  violate,  conflict
            with,   or  cause  a  default  under  the   certificate   of
            incorporation or bylaws of Investors,  any applicable law or regulation,  any  court  order or  administrative  ruling or degree  to  which  the  Investors  is a party  or any of its property is subject, or any agreement,  contract, indenture, or other binding arrangement.

            (iv)  Mark A. Angelo has been duly  appointed  to act as the
            representative  of  Cornell  Capital   Partners,   L.P.  and
            Michael  Novielli  has  been  duly  appointed  to act as the representative  of Dutchess  Private  Equities,  Fund, L.P., hereunder  and have full  power and  authority  to  execute, deliver,  and perform this Escrow Agreement,  to execute and deliver any Joint Written  Direction,  to amend,  modify, or waive any provision of this  Agreement,  and to take any and all other  actions as the  Investors'  representative  under this  Agreement,  all without  further  consent or direction form, or notice to, the Investors or any other party.

            (v)   No  party  other  than  the  parties  hereto  and  the
            Investors  have, or shall have, any lien,  claim or security interest  in the  Escrow  Funds  or  any  part  thereof.  No financing  statement under the Uniform Commercial Code is on file in any jurisdiction  claiming a security interest in or describing  (whether  specifically  or generally) the Escrow
            Funds or any part thereof.

            (vi)  All  of  the  representations  and  warranties  of the
            Investors  contained  herein are true and complete as of the date  hereof  and will be true and  complete  at the time of any disbursement from the Escrow Funds.

            b.    The  Company   makes  the  following   representations   and
warranties to Escrow Agent and Investors Counsel:

            (i)   The Company is a corporation  duly organized,  validly
            existing,  and in good standing  under the laws of the State of  Colorado,  and has full power and  authority  to execute and  deliver  this  Escrow  Agreement  and  to  perform  its obligations hereunder.

            (ii)  This Escrow  Agreement  has been duly  approved by all necessary  corporate  action of the Company,  including  any necessary  shareholder  approval,  has been executed by duly
            authorized   officers  of  the   Company,   enforceable   in
            accordance with its terms.

            (iii) The  execution,   delivery,  and  performance  by  the
            Company of this Escrow  Agreement is in accordance  with the
            Equity  Line of  Credit  Agreement  and  will  not  violate, conflict  with, or cause a default under the  certificate of incorporation  or bylaws of the Company,  any applicable law or regulation,  any court order or administrative  ruling or decree  to  which  the  Company  is a  party  or  any of its property is subject, or any agreement,  contract, indenture, or other binding arrangement.

            (iv)  Gary L. Smith or in his  absence,  either John Prufeta or Patricia A.  Minicucci,  have been duly  appointed to act as the  representative of the Company hereunder and has full power and  authority to execute,  deliver,  and perform this
            Escrow  Agreement,  to execute and deliver any Joint Written
            Direction,  to amend,  modify or waive any provision of this
            Agreement  and to take all other  actions  as the  Company's
            Representative  under this  Agreement,  all without  further consent or direction  from, or notice to, the Company or any other party.

            (v)   No party  other than the  parties  hereto  shall have,
            any lien, claim or security  interest in the Escrow Funds or any part thereof.  No financing  statement under the Uniform
            Commercial  Code is on file in any  jurisdiction  claiming a security interest in or describing (whether  specifically or generally) the Escrow Funds or any part thereof.

            (vi)  All  of  the  representations  and  warranties  of the
            Company  contained  herein are true and  complete  as of the date  hereof  and will be true and  complete  at the time of any disbursement from the Escrow Funds.

      16.  Consent  to  Jurisdiction  and  Venue.  In the event that any party
           -------------------------------------
hereto  commences a lawsuit or other  proceeding  relating to or arising  from this  Agreement,  the parties  hereto  agree that the United  States  District
Court  for the  District  of New  Jersey  shall  have the  sole and  exclusive jurisdiction  over  any  such  proceeding.  If all such  courts  lack  federal subject  matter  jurisdiction,  the  parties  agree  that the  Superior  Court
Division of New Jersey,  Chancery Division of Essex County shall have sole and exclusive  jurisdiction.  Any of these  courts  shall be proper  venue for any such  lawsuit  or  judicial  proceeding  and  the  parties  hereto  waive  any objection  to such venue.  The parties  hereto  consent to and agree to submit to the  jurisdiction of any of the courts specified herein and agree to accept the  service  of  process to vest  personal  jurisdiction  over them in any of these courts.

      17.  Notice.  All notices and other  communications  hereunder  shall be
           ------
in writing
and shall be deemed to have been validly  served,  given or delivered five (5)
days after deposit in the United States mails,  by certified  mail with return receipt requested and postage prepaid, when delivered personally,  one (1) day delivered to any nationally  recognized overnight courier, or when transmitted by  facsimile  transmission  and  addressed  to the  party to be  notified  as follows:

If to Investors, to:          Cornell Capital Partners, L.P.
                              c/o Yorkville Advisors, LLC
                              521 Fifth Avenue - 17th Floor
                              New York, New York, 10175
                              Attention:  Mark Angelo

With copy to:                 Butler Gonzalez LLP
                              1000 Stuyvesant Avenue
                              Suite 6
                              Union, New Jersey 07083
                              Attention:         David Gonzalez, Esq.
                              Facsimile: (908) 810-0973

                              Dutchess Private Equities Fund, L.P.
                              c/o Dutchess Capital Management, LLC
                              100 Mill Plain Road - 3rd Floor
                              Danbury, CT 06811
                              Attention: Michael Novielli

With Copy to:                 Joseph B. LaRoccaa
                              49 Locust Avenue, Suite 107
                              New Canaan, CT 06840

If to Company, to:            Medix Resources Inc.
                              305 Madison Avenue
                              Suite 2003
                              New York, NY 10165
                              Attention:  Gary L. Smith, Executive
                              Vice     President   and  Chief Financial
                              Officer
                              Facsimile:  (212) 303-0922

With copy to:                 Lyle B. Stewart, Esq.
                              Lyle B. Stewart, P.C.
                              3751 South Quebec Street
                              Denver, CO 80237
                              Facsimile: (303) 267-0922

If to the Escrow Agent, to:   First Union National Bank,
                              407 Main Street
                              Metuchen, New Jersey  08840
                              Attention:  Robert Mercado
                                          Carmela Agugliaro
                              Facsimile:  (732) 548-5973

      Or to such other address as each party may designate for itself by like notice.

      18. Amendments or Waiver. This Agreement may be changed, waived,
          --------------------
discharged  or  terminated  only by a  writing  signed by the  parties  of the
Escrow Agent.  No delay or omission by any party in exercising  any right with respect  hereto shall  operate as waiver.  A waiver on any one occasion  shall not be  construed as a bar to, or waiver of, any right or remedy on any future occasion.

      19.  Severability.  To the extent any  provision  of this  Agreement  is
           ------------
prohibited  by or  invalid  under  applicable  law,  such  provision  shall be ineffective  to  the  extent  of  such  prohibition,  or  invalidity,  without invalidating  the remainder of such  provision or the remaining  provisions of this Agreement.

            19.   Governing  Law.  This  Agreement   shall  be  construed  and
                  --------------
interpreted  in  accordance  with the internal laws of the State of New Jersey without giving effect to the conflict of laws principles thereof.
20. Entire Agreement.  This Agreement constitutes the entire Agreement between
--------------------
the parties  relating to the  holding,  investment,  and  disbursement  of the
Escrow Funds and sets forth in their  entirety the  obligations  and duties of the Escrow Agent with respect to the Escrow Funds.

      21.   Binding  Effect.  All of the terms of this  Agreement,  as amended
            ---------------
from time to time,  shall be  binding  upon,  inure to the  benefit  of and be enforceable  by the  respective  heirs,  successors and assigns of the parties hereto.

      22.  Execution of  Counterparts.  This  Agreement  and any Joint Written
           --------------------------
Direction  may be executed  in counter  parts,  which when so  executed  shall constitute one and same agreement or direction.

      23.  Termination.   Upon  the  first  to  occur  of  (i)  Joint  Written
           -----------
Directions  terminating this Escrow  Agreement,  (ii) twelve (12) months after the last  disbursement  of all amounts in the Escrow  Funds  pursuant to Joint
Written  Directions  unless a request to maintain  the  effectiveness  of this
Agreement is made by Joint Written  Directions,  or (iii) the  disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof,  this
Agreement  shall  terminate and Escrow Agent shall have no further  obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.

       [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS  WHEREOF the parties  have  hereunto  set their hands and seals the day and year above set forth.
                                    MEDIX RESOURCES INC.

                                    By: /s/Gary L. Smith
                                        ----------------
                                    Name: Gary L. Smith
                                    Title:      Executive Vice President
                                    Chief             Financial Officer

                                    By: /s/John R. Prufeta
                                        ------------------
                                    Name: John R. Prufeta
                                    Title: President and Chief Operating
                                    Officer

                                    By: /s/Patricia A. Minicucci
                                        ------------------------
                                    Name: Patricia A. Minicucci
                                    Title: Executive Vice President of
                                    Operations

                                    FIRST UNION NATIONAL BANK

                                    By: /s/Robert Mercado
                                        -----------------
                                    Name: Robert Mercado
                                    Title:      As the Escrow Agent

                                    CORNELL CAPITAL PARTNERS, L.P.

                                    By: Yorkville Advisors, LLC
                                    Its: General Partner

                                    By: /s/Mark A. Angelo
                                        -----------------
                                    Name: Mark A. Angelo
                                    Title:      Fund Manager

                                    DUTCHESS PRIVATE EQUITIES FUND, L.P.

                                    By: Dutchess Capital Management, LLC
                                    Its: General Partner

                                    By: /s/Michael Novielli
                                        -------------------
                                    Name: Michael Novielli
                                    Title:   Partner

                                    BUTLER GONZALEZ LLP

                                    By: /s/David Gonzalez
                                        -----------------
                                    Name: David Gonzalez
                                    Title: Partner